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                                                               EXHIBIT 10(i)
                                         As amended through January 16, 1995


                           MERRILL LYNCH & CO., INC.
                           -------------------------

                      1978 INCENTIVE EQUITY PURCHASE PLAN
                      -----------------------------------


1.   Purpose and Effect of Plan.
     ---------------------------

        The purpose of this 1978 Incentive Equity Purchase Plan (the "Plan") is to secure for Merrill Lynch & Co., Inc., a Delaware corporation (the "Company"), and its stockholders the benefits of the incentive inherent in Common Stock ownership by selected employees of the Company and its subsidiaries who will be responsible for continued long-term growth and to stimulate the efforts of such employees by encouraging capital appreciation and giving suitable recognition to services which will contribute materially to the success of the Company. It is intended that the Plan will aid in retaining, encouraging and attracting employees of exceptional ability because of the opportunity offered to acquire a proprietary interest in the business.

2.   Shares Reserved for the Plan.
     -----------------------------

        No further shares of Common Stock, par value $1.33 1/3 per share, of the Company ("Common Stock") may be sold under the Plan, the sale of shares under the Plan having been discontinued; provided, however, that the Plan shall
                                   --------  -------
continue in effect with respect to all Book Value Shares sold under the Plan prior to January 16, 1995, and the rights and obligations of the holders of such Book Value Shares, and the rights and obligations of the Company with respect such Book Value Shares, under the Plan and the related agreements of sale shall be unaffected by the discontinuation of the sale of shares under the Plan. For purposes of the Plan, the terms "Market Shares" and "Book Value Shares"shall have the following meanings: "Market Shares" shall mean shares of Common Stock of the Company for which there is a generally recognized trading market and which are freely transferable; "Book Value Shares" shall mean shares of Common Stock of the Company, which shall be shares of the same class as Market Shares and which shall have all of the same designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereon (including, without limitation, voting, dividend and liquidation rights), as Market Shares, except that they shall not be transferable except to the Company and except that they shall be subject to the repurchase provisions set forth in Section 5 hereof and in the repurchase agreement referred to therein. Book Value Shares shall include any shares issued in respect of any Book Value Shares by reason of dividends thereon or splits, combinations or reclassifications thereof.



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3. Administration of the Plan.
   --------------------------

        (a) The Plan shall be administered by a committee, to be known as the Management Development and Compensation Committee (the "Committee"), of not less than three members appointed by and composed of members of the Board of Directors of the Company. Members of the Committee shall not be eligible to participate in the Plan while serving on the Committee, nor shall they have been eligible to participate in the Plan for a period of one year prior to the commencement of their service on the Committee. The Committee shall have full authority, from time to time: (1) subject to the provisions of Section 4 hereof, to determine, after receiving the recommendations of the management of the Company, which of the employees of the Company or any of its present or future subsidiaries shall participate in the Plan and the extent and terms of such participation; (2) to prescribe the form or forms of the instruments and repurchase agreements evidencing any sale or rights under the Plan (which forms shall be consistent with the Plan); (3) to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (4) to construe and interpret the Plan, the rules and regulations and the instruments and repurchase agreements utilized under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or any instrument or repurchase agreement utilized thereunder and any determination by the Committee pursuant to any provision of the Plan or any such instrument or repurchase agreement shall be final and conclusive.

        (b) Any offer of Book Value Shares under the Plan shall be in writing and shall be entirely discretionary and nothing in the Plan shall be deemed to give any officer or employee any right to purchase any shares. All decisions, determinations, and implementation by the Committee shall be final and binding.

        (c) The Committee shall hold meetings at such times and places as it may determine. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution of members previously appointed and may fill vacancies, however caused, in the Committee.


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4. Eligibility and Participation.
   -----------------------------

        (a) Subject to the provisions of this Plan, Book Value Shares may be sold only to such employees of the Company or any of its present or future subsidiaries (defined to include any corporation, partnership or other organization of which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests) who, (i) in the opinion of the Committee, after receiving the recommendations of the management of the Company, exercise such functions or discharge such responsibilities that they merit consideration as selected employees; and (ii) have not made, during the 12-month period preceding the Purchase Date with respect to any offer of Book Value Shares hereunder, a hardship withdrawal of Elective 401(k) Deferrals as defined under the Merrill Lynch & Co., Inc. Savings & Investment Plan.

        (b) An eligible employee may be sold Book Value Shares hereunder and may thereafter be sold additional Book Value Shares if the Committee shall so determine.

5. Sales of Book Value Shares.
   --------------------------

        Book Value Shares may be sold to eligible employees from time to time upon the following terms and conditions:

        (a) The purchase price for each Book Value Share shall be the Book Value Per Share on the Valuation Date next preceding the Purchase Date such Book Value Share is purchased by an eligible employee.

        "Book Value Per Share" as of any given date, for purposes of the Plan, shall mean the common stockholders' equity as reported in the consolidated financial statements of the Company (as distributed to stockholders of the Company) at the Valuation Date coincident with or next preceding such given date (except as provided in clause (d)), in each case divided by the number of shares of the Common Stock of the Company outstanding as of such Valuation Date (excluding treasury stock and shares of Series A Junior Preferred Stock, par value $1.00 per share, if any), which calculation shall be made before giving effect to the sale or repurchase of Book Value Shares on such Valuation Date; provided, however, that the Book Value Per Share, only for purposes of calculating the price at which Book Value Shares will be repurchased by the Company under clause (d), may be adjusted to such an extent as may be determined by the Committee to preserve the benefit of the arrangement for the Company, its employees and stockholders, if in the opinion of the Committee, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions or other unusual or extraordinary items have disproportionately and materially affected the number of shares of Common Stock outstanding or the Company's common stockholders' equity. "Valuation Date", for purposes of the Plan, shall mean the last day of each quarterly accounting period then utilized by the Company. "Purchase Date", for purposes of the Plan, shall mean a date


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fixed by the Committee in connection with each offer of a Book Value Share under the Plan, provided, however, that such date shall be at least seven business days before the Valuation Date immediately next succeeding the Valuation Date utilized for calculating the purchase price of such Book Value Share pursuant to clause (a).

        (b) An employee who is offered the right, through a written offer, to purchase Book Value Shares under the Plan must irrevocably agree on or prior to the Purchase Date set forth in such offer to purchase any or all of the number of Book Value Shares indicated in such offer; provided, however, that if an offer is not accepted in full it must be accepted in a number of shares which is an integral multiple of 100. Book Value Shares shall be sold to an employee only upon the simultaneous receipt by the Company of the full purchase price for such shares, determined in accordance with clause (a), and a repurchase agreement, in form satisfactory to the Committee, executed by the employee and containing the restrictions set forth in clause (c), providing for the resale of the Company of the Book Value Shares so purchased upon the terms specified in clause (d), and containing such other provisions as the Committee shall determine. The purchase price for Book Value Shares shall be payable in cash or, at the discretion of the Committee, all or part of the purchase price may be paid through the assignment and delivery to the Company of Market Shares (valued at the Fair Market Value thereof on the date of such delivery in accordance with clause
(i)).

        (c) Book Value Shares may not be sold, assigned or transferred, but may be pledged or otherwise encumbered.

        (d) Each employee purchasing any Book Value Shares shall agree that upon the earlier of (i) termination of such employee's employment for any reason other than retirement or disability (as both terms are defined by the Committee) or death or (ii) the lapse of a period of five years from the date of such employee's retirement or disability or (iii) the lapse of a period of six months from the date of such employee's death or (iv) the delivery of a written request by the Committee or the delivery of a written request by such employee to the Company (provided, however, that such request may not be made by such employee until a period of at least six months has elapsed since such Book Value Shares were purchased by such employee) or, in the case of death, the legal representative of such employee's estate, such employee or his estate, as the case may be, shall, on a date specified by the Committee, within thirty days of such termination, lapse or request, unless such Book Value Shares have been surrendered pursuant to clause (f), sell to the Company, and the Company shall repurchase, all Book Value Shares then owned by such employee or his estate, as the case may be; provided, however, that in the case of a request pursuant to
(iv) above, such request may state that only a particular number of Book Value Shares (in integral multiples of 100) shall be sold to the Company whereupon only such number of Book Value Shares shall be sold to the Company and repurchased by the Company. Any purchase by the Company pursuant to this clause
(d) shall be at a price per share equal to the Book Value Per Share as of the Valuation Date coincident with or next preceding the date of


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such termination, lapse or request; provided, however, that if the Board of
Directors has ordered the preparation of, or has received, consolidated financial statements of the Company certified by the Company's independent public accountants since such Valuation Date, the Book Value Per Share shall be based on such certified financial statements until the next succeeding Valuation Date. Payment for Book Value Shares repurchased, less any applicable transfer taxes and amounts required to be withheld pursuant to Section 13 hereof, shall be made by the Company, as promptly as the amount of such payment becomes ascertainable, in cash, or, in the discretion of the Committee, in a number of Market Shares or other securities issued by the Company having an aggregate Fair Market Value as at the business day preceding the date of resale to the Company equal to the amount payable to the employee (except that an employee whose employment was terminated due to retirement or disability, or the estate of such employee, may request that the Company's obligation be satisfied by the delivery of Market Shares, but the discretion to delivery any such Market Shares shall be in the sole discretion of the Committee) or in a combination of the foregoing; provided, however, that in the event the payment is to be made in securities issued by the Company other than Market Shares, notice of such payment shall be delivered to the employee or his estate, as the case may be, at least ten business days prior to the intended date of payment by the Company. In the event that the Committee has given notice that payment is to be made in other than cash or Market Shares, then at any time after a termination, lapse or request under this clause (d) and the surrender of Book Value Shares hereunder, and until five business days prior to the intended date of payment by the Company, such Book Value Shares may be surrendered pursuant to clause (f) and the surrender under this clause (d) shall be deemed withdrawn.

        (e) Each certificate issued in respect of Book Value Shares sold under the Plan shall be registered in the name of the employee, and shall bear a legend that includes the following language:

        "The transferability of this certificate and the shares of stock represented hereby is restricted and the shares are subject to the further terms and conditions contained in the Merrill Lynch
        & Co., Inc. 1978 Incentive Equity Purchase Plan and in a repurchase agreement executed pursuant thereto. A copy of such Plan is on file in the office of the Secretary of Merrill Lynch & Co., Inc."

        (f) At any time, or from time to time, any employee or, in the case of death, the legal representative of the employee's estate, may surrender to the Company any Book Value Shares then owned by such employee or estate, as the case may be, and request that such shares be released from the restrictions and rights contained in the governing repurchase agreement. As soon as practicable after receipt of the foregoing, the Company shall deliver to such employee or estate, as the case may be, for each Book Value Share surrendered, a number of Market Shares equal to the quotient (not to exceed 1.00) obtained by dividing the Book Value Per Share at which such Book Value Share was purchased by the employee from the Company by the Fair Market


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Value per share of Common Stock on the business day immediately preceding the
Purchase Date on which such Book Value Share was purchased by the employee; provided, however, that under no circumstances shall the Company be required, in connection with any surrender, pursuant to this clause (f), to deliver a number of Market Shares in excess of the number of Book Value Shares surrendered.

        (g) The Company shall not be obligated to deliver any fractional Market Shares under this Plan as a result of the repurchase of any Book Value Shares under clause (d) or the surrender of any Book Value Shares under clause (f), but instead shall deliver to the employee or estate, as the case may be, an amount of cash equal to the corresponding fraction of the Fair Market Value per share of Common Stock on the date of surrender of such Book Value Shares. In addition, the number of Market Shares deliverable to an employee or estate, as the case may be, shall be reduced for any applicable transfer taxes and amounts required to be withheld pursuant to Section 13 hereof.

        (h) After the delivery of Market Shares to an employee or the estate of an employee under either clause (d) or (f), the repurchase agreement or agreements previously entered into between the Company and such employee or estate, as the case may be, shall continue in full force and effect, but only as to the Book Value Shares, if any, which the employee continues to own.

        (i) For purposes of the Plan, "Fair Market Value" of any security on any given date shall be determined by the Committee by any fair and reasonable means, including (a) if the security is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear, or (b) if the security is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which such security was so traded, provided, however, if the Distribution
                                      --------  -------
Date defined in the Rights Agreement dated as of December 16, 1987) (the "Rights Agreement") between the Company and Manufacturers Hanover Trust Company shall have occurred and the Rights (as defined in the Rights Agreement) shall then be represented by separate certificates rather than by certificates representing the Common Stock, there shall be added to such value as determined in (a) or (b) above, as the case may be, (i) if the Rights are not listed for trading on a national securities exchange but are traded in the over-the-counter market, the mean of the highest and lowest bid prices of the Rights on the date in question, or, if there are no such bid prices for the Rights on such date, the mean of the highest and lowest bid prices on the first date prior thereto on which such prices appear or (ii) if the Rights are listed for trading on one or more national securities exchanges, the mean of the high and low sales prices of the Rights on the

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principal such exchange on the date in question, or if the Rights shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Rights were so traded.

6.      Rights Not transferable.
        ------------------------

        No rights granted under the Plan or repurchase agreements are assignable or transferable by an employee other than by will or the laws of descent and distribution.

7.      Tax Litigation.
        --------------

        The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial on an issue which is related to the Plan or any repurchase agreement and which the committee believes to be important to holders of shares of Common Stock sold under the Plan, and to conduct any such contest or any litigation arising therefrom to a final decision.

8.      Amendment of the Plan.
        ----------------------

        The Board of Directors or the Committee (but no other committee of the Board of Directors) may from time to time alter, amend, modify, suspend or discontinue the Plan or alter or amend any and all of the repurchase agreements entered into hereunder, provided, however, that no change shall be made in the maximum number of shares which may be sold under the plan (other than adjustments made pursuant to Section 9 hereof), the method by which the price at which Book Value Shares may be sold or repurchased is determined, the method of ascertaining Book Value Per Share (other than adjustments made pursuant to Section 5 hereof) or the terms of the exchange of Book Value Shares for Market Shares without the approval of the holders of a majority of the shares of Common Stock represented in person or by proxy at a meeting of stockholders. No amendment or modification of the Plan or any repurchase agreement shall operate so as to adversely affect any employee with respect to Book Value Shares already purchased without the consent of such employee.

9.      Adjustment in Case of Changes Affecting the Common Stock.
        ---------------------------------------------------------

        In the event of a subdivision or consolidation of outstanding shares of Common Stock or other capital adjustment, or the payment of a stock dividend thereon, the number of shares reserved or authorized to be reserved under the Plan shall be increased or reduced proportionately and the Book Value Per
Share and the terms of the exchange of Book Value Shares for Market Shares increased or reduced proportionately, and such other adjustments shall be made as may be deemed necessary or equitable by the Committee. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any repurchase agreement under the Plan

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shall cover the shares which the employee receives upon the merger or consolidation in respect of the shares covered by the repurchase agreement. In the event of a change in the Company's presently authorized Common Stock which is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

10.     Governmental and Other Regulations.
        -----------------------------------

        The Plan, and the sale of shares hereunder, and the Company's obligation to repurchase or exchange shares, shall be subject to all applicable Federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be required.

11.     Indemnification of Committee.
        -----------------------------

        Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to its Certificate of Incorporation, By-Laws or resolutions of its Board of Directors or stockholders.

12.     Effective Date.
        ---------------

        The Plan shall not become effective unless and until approved by the vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting of stockholders to which it is presented.

13.     Withholding.
        -----------

        Amounts paid or shares delivered under the Plan shall be reduced by any sums required to be withheld by the Company.


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